Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Alexander M. Woods-Leo, Chief Executive Officer of Invech Holdings, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Invech Holdings, Inc. for the period ended March 31, 2026 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Invech Holdings, Inc.

	By:	/s/ Alexander M. Woods-Leo
Date: May 12, 2026	Name:	Alexander M. Woods-Leo
	Title:	Principal Executive Officer, and Principal Financial and Accounting Officer